Exhibit 32.2

CERTIFICATION OF

CHIEF FINANCIAL OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Ooma, Inc. (the “Company”) on Form 10-Q for the quarterly period ended October 31, 2020, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Ravi Narula, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: December 4, 2020	By:	/s/ Ravi Narula
Ravi Narula
Chief Financial Officer and Treasurer
(Principal Financial and Accounting Officer)